October 4, 2006
THE DREYFUS FAMILY OF FUNDS Supplement to Statement of Additional Information

     Effective October 1, 2006, the fund’s minimum subsequent investment and redemption fee (if any) will be waived on investments made through Dreyfus Managed Assets Program or through other wrap account programs.